UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 16, 2015 (July 10, 2015)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

909 Lake Carolyn Parkway, Suite 600

Irving, Texas 75039

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Amendment to First Lien Credit Agreement

On and effective as of July 10, 2015, Magnum Hunter Resources Corporation (“Magnum Hunter” or the “Company”) entered into a Fifth Amendment to Credit Agreement and Limited Waiver (the “Fifth Amendment”) by and among Magnum Hunter, as borrower, Bank of Montreal, as administrative agent, and the several lenders and guarantors party thereto.  The Fifth Amendment amended Magnum Hunter’s Fourth Amended and Restated Credit Agreement, dated as of October 22, 2014 (as amended, the “First Lien Credit Agreement”) to, among other things, (i) permanently eliminate the Company’s obligation under the First Lien Credit Agreement to raise $65 million in net cash proceeds from certain specified transactions; and (ii) extend the amount of time Magnum Hunter and its Restricted Subsidiaries (as defined in the First Lien Credit Agreement) may have accounts payable outstanding after the date of invoice from 90 days to 180 days for any day on or prior to the earlier of (a) December 31, 2015 or (b) the date that is ten business days following the date on which the Company consummates the sale of all or substantially all of the Company’s equity ownership interest in Eureka Hunter Holdings, LLC (the date of such sale, the “Trigger Date”), after which earlier date the restriction will revert back to 90 days.

In addition, the Fifth Amendment includes a waiver of compliance by the Company with the current ratio and total secured net debt to EBITDAX (as defined in the First Lien Credit Agreement) ratio covenants under the First Lien Credit Agreement for the fiscal quarter ended June 30, 2015 and for each fiscal quarter ending thereafter until the earlier of (i) the fiscal quarter ending December 31, 2015 or (ii) the fiscal quarter in which the Trigger Date occurs, at which time the waiver of these financial covenants will no longer be in effect commencing with the earlier of the fiscal quarters referred to in clauses (i) and (ii) of this sentence.  Upon expiration of the waiver of these financial covenants, the Company will be required to maintain (i) a current ratio of not less than 1.0 to 1.0 for the fiscal quarter during which the waiver expired and each fiscal quarter ending thereafter and (ii) a total secured net debt to EBITDAX ratio of not more than (a) 2.50 to 1.0 for the fiscal quarters ending September 30, 2015 (if the Trigger Date occurs during such fiscal quarter) and December 31, 2015 and (b) 2.00 to 1.0 for the fiscal quarter ending March 31, 2016 and for each fiscal quarter ending thereafter.

Bank of Montreal is the administrative agent and lead lender under the First Lien Credit Agreement.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fifth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Magnum Hunter previously disclosed its entry into the First Lien Credit Agreement and the amendments to the First Lien Credit Agreement that preceded the Fifth Amendment, which amendments consist of the First Amendment to Credit Agreement and Limited Waiver dated February 24, 2015, the Second Amendment to Credit Agreement and Limited Waiver dated April 17, 2015, the Third Amendment to Credit Agreement and Limited Consent dated May 28, 2015 and the Fourth Amendment to Credit Agreement and Limited Consent dated June 19, 2015, and filed copies thereof with the Securities and Exchange Commission (the “SEC”), in the Company’s Current Report on Form 8-K filed with the SEC on October 28, 2014, the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 2, 2015 and the Company’s Current Reports on Form 8-K filed with the SEC on April 20, 2015, May 29, 2015 and June 24, 2015, respectively.

Magnum Hunter previously disclosed that it had determined to pursue the sale by the Company of 100% of its current equity ownership interest in Eureka Hunter Holdings, LLC in a Current Report on

Form 8-K filed with the SEC on June 25, 2015.  In connection with this contemplated sale, the Company has appointed BMO Capital Markets Corp. as the Company’s M&A and financial advisor to assist in the negotiations with potential purchasers.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01                                           Regulation FD Disclosure.

On July 8, 2015, Magnum Hunter issued a press release (the “Press Release”) announcing that Bank of Montreal, as administrative agent and a lender under the First Lien Credit Agreement, had committed to consent to the Fifth Amendment and to assume the interests under the First Lien Credit Agreement of each other member of the First Lien Credit Agreement’s lending syndicate that may not choose to consent to the Fifth Amendment.  A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any of such information be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit Number	Description
10.1

Fifth Amendment to Credit Agreement and Limited Waiver, dated July 10, 2015, by and among Magnum Hunter Resources Corporation, Bank of Montreal, as administrative agent, and the several lenders and guarantors party thereto.

99.1	Press Release of Magnum Hunter Resources Corporation dated July 8, 2015.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: July 16, 2015	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Fifth Amendment to Credit Agreement and Limited Consent, dated July 10, 2015, by and among Magnum Hunter Resources Corporation, Bank of Montreal, as administrative agent, and the several lenders and guarantors party thereto.

99.1	Press Release of Magnum Hunter Resources Corporation dated July 8, 2015.